UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 26, 2026
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	001-42129	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	SILA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Sila Realty Trust, Inc., a Maryland corporation (the “Company”), held a Special Meeting of Stockholders on June 26, 2026 (the “Special Meeting”). At the close of business on May 19, 2026, the record date for the Special Meeting, there were 55,241,098 shares of the Company common stock outstanding (including shares of Company restricted stock), $0.01 par value per share (“Company Common Stock”) entitled to vote. At the Special Meeting, a total of 35,654,676 shares of Company Common Stock, representing 64.5% of the outstanding shares of Company Common Stock entitled to vote, were present virtually or represented by proxy, constituting a quorum to conduct business. The following are the final voting results on proposals considered and voted upon at the Special Meeting, each of which is described in greater detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on May 22, 2026. Because none of the proposals were routine matters, there were no broker non-votes occurring in connection with any of these proposals at the Special Meeting.
1.Merger Proposal. To approve the merger of the Company, with and into Sunshine Holding REIT LLC, a Delaware limited liability company (“Merger Sub”) and wholly owned subsidiary of Sunshine Ultimate Parent LLC, a Delaware limited liability company (“Parent”), with Merger Sub continuing as the surviving entity (such merger transaction, the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of April 19, 2026 (as may be amended from time to time, the “Merger Agreement”), by and among the Company, Parent, and Merger Sub, and the other transactions contemplated by the Merger Agreement (the “Merger Proposal”). In accordance with the results below, the Merger Proposal was approved.

Votes For	Votes Against	Abstentions
34,955,162	325,441	374,073
2.Advisory Merger-Related Compensation Proposal. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Merger (the “Advisory Merger-Related Compensation Proposal”). In accordance with the results below, the Advisory Merger-Related Compensation Proposal was approved.

Votes For	Votes Against	Abstentions
32,797,978	2,396,291	460,407
3.Adjournment Proposal. To approve any adjournment of the Special Meeting if necessary or appropriate for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). In accordance with the results below, the Adjournment Proposal was approved.

Votes For	Votes Against	Abstentions
32,679,412	2,553,288	421,976
Adjournment of the Special Meeting was deemed not necessary or appropriate because there was a quorum present and there were sufficient votes at the time of the Special Meeting and therefore the meeting was not adjourned to another date.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: June 26, 2026	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer